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Exhibit 10.12

LOCKHEED MARTIN	Solicitation, Offer & Award

1. Purchase Order No. 270662	2. Solicitation No.	3. Type Solicitation ☒ Negotiated (RFP) ☐ Competitive ☐ Other, specify	4. Date, Effective or Issued 15 Oct 2004	Reference (Internal Only Use)

6. Issued To Or Subcontractor (Seller) Uni-Pixel Displays, Inc. ATTN: Mr. Dan Van Ostrand 8040 Airport Road, Suite T Georgetown; Texas 78628 Phone: 512-868-6609 Fax: 512-868-6649 dvo@uni-pixel.com	7. Issued By (Buyer):

        Lockheed Martin Corporation
        Systems Integration - Owego
        ATTN: R.M. Powell
        Mail Drop - 0908
        1801 State Route 17c
        Owego, NY 13827-3998
        Phone - (607) 751-3187
        Fax - (607) 751-3910
Robert.powell@lmco.com.

IRAD Funding and Overhead Expense - No Gov. Prime

9. Table of Contents
X	Sec.	Description	Pages	X	Sec.	Description	Pages

X	A	Solicitation/Contract Form	1 - 2		H	Special Provisions

X	B	Supplies or Services	3 - 4		I	General Provisions	7 - 14

X	C	Description/Specs/Statement of Work	5 - 6		J	List of Attachments	N/A

	D	Shipping, Packaging and Marking	N/A		K	Representations, Certification and Other Statement of the Offerors	N/A

	E	Inspections and Acceptance	N/A

	F	Deliveries or Performance	N/A		L	Instructions, Conditions & Notices	N/A

	G	Contract Administration Data	N/A		M	Evaluation Factors for Award	N/A

10. Offer. In accordance with the terms of this solicitation, the undersign agrees if this offer is accepted with calendar days (60 calendar days unless a different period is inserted by the Offeror) from the date of receipt of offers specified above, to furnish any or all items upon which prices we offered at the price set opposite each items.

11. Acknowledgement of Amendments	Amendment No. & Date	Amendment No. & Date	Amendment No. & Date	Amendment No. & Date

12. Name & Address of Offeror Uni-Pixel Displays, Inc. 8040 Airport Road, Suite T Georgetown, Texas 78628			13. Name & Title of Person Authorized to Sign Offeror (Type or Print) Dan Van Ostrand Executive Vice President /s/ Dan Van Ostrand

Award (To Be Completed by Buyer)

13. Accepted As To Item Numbers	14. Contract Price ***

15. Signature Of Buyer /s/ Robert M. Powell	16. Name of Buyer /s/ RMR	17. Award Date 10/21/04

*** Confidential Information Omitted and
Filed Separately with the Securities and Exchange
Commission

Schedule B

1.
This is a Time & Material/Labor Hour Order issued subject to the terms and conditions of this subcontract. All correspondence and invoices shall cite the Purchase Order number assigned to this task order.

2.
Line Items.    A line item marked as "N/A", not applicable, means that the line item does not apply to this Task order. A line item marked "NSP", not separately priced, means that the line item applies, however, it is not separately priced.

Line Item	Description	Qty.	Unit	Unit Price	Total Price
900	Subassembly Design / Management, Per Section C Statement of Work (OHE Tasks)	0	SERV	***	***
	Time & Material (T&M)
	Acceptance: Upon Delivery Of An Acceptable Prototype to LM or by Buyer Direction
	Delivery/Performance—Period of Performance***
	Tasks Listing:
	Sub-Assembly Design/Management
	A) Light Guide
	B) Tab Bonding
	C) Flex Cable
	D) Fixture
	E) Circuit Board/Parts
	F) Misc. Suppliers
	G) Light Ejection Layer
	H) Photo Masks
	Design / Build
	A) Simple Matrix Row/Column Driver
	B) Light Injection Assembly
	Not To Exceed Cost: ***
	Subcontractor Cost: ***
	Hours: ***x $*** per hour = $***
	Direct Labor Rate: $***
	LM Workpackage:
***
Confidential Information Omitted and Filed Separately with the Securities and Exchange Commission

Line Item	Description	Qty.	Unit	Unit Price	Total Price
901	Subassembly Design/Management, Per Statement of Work—Section C (IRAD Tasks)	0	SERV	$***	$***
	Time & Material (T&M)
	Acceptance: Upon Delivery Of An Acceptable Prototype to LM or by Buyer Direction
	Delivery/Performance—Period of Performance***
	Tasks Listing:
	Sub-Assembly Design/Management
	A) Active Layer
	B) Cladding Layer
	C) Fixture
	D) Display
	Not To Exceed Cost: $***
	Subcontractor Cost: $***
	Hours: ***× $*** per hour = $***
	Direct Labor Rate: $***
	LM Workpackage:

PURCHASE ORDER VALUE: $***—Time and Materials Efforts

        Summary—As a result of this task order, a total of $*** has been funded for the identified Time & Material/Labor Hour efforts.

***
Confidential Information Omitted and Filed Separately with the Securities and Exchange Commission

Section C: Statement of Work:

1.0   Sub-Assembly Design/Management

  The deliverables tabulated below describe the activities for the component inputs to the Assemble/Test phase of TMOS prototype fabrication.

        •    ***

2.0   Design/Build

        ***

3.0   Assemble/Test

  Uni-Pixel personnel will undertake the integration of all the subcomponents comprising the TMOS prototypes in this phase. Parts will be required to complete the fixturing and integration of the contemplated prototype systems. Each completed prototype will be thoroughly tested according to a mutually agreed-upon suite of performance metrics.

4.0   Project Duration

  The testing of completed prototypes is projected to begin *** after the launch of this project. Uni-Pixel Displays, Inc. will notify Lockheed Martin when the project reaches a perceived 85% completion milestone. If it becomes apparent that fabrication of the TMOS display prototypes cannot be completed in a timely manner, Uni-Pixel Displays, Inc. will notify Lockheed Martin immediately.

5.0   Billing Milestones

  Upon acceptance of this order the Billing Milestones shall be as follows:

a)	Order Acceptance (Subcontract Costs & first month's labor)	$***
b)	Milestone 1: Acquisition of Light Guide w/standoff layer	$***
c)	Milestone 2: Acquisition of Active Layer	$***
d)	Prototype Delivery	$***

  All invoices shall be submitted to the Buyer:

  Lockheed Martin Systems Integration—Owego
  1801 State Route 17C
  Owego, NY 13827

  Attention: R.M. Powell M/D 0908
                     Subcontract Administrator Senior Staff

        Payment terms shall be net 10 days after receipt of an acceptable invoice for Order Acceptance.

        Payment terms shall be net 30 days after receipt of an acceptable invoice for other billings.

***
Confidential Information Omitted and Filed Separately with the Securities and Exchange Commission

LOCKHEED MARTIN CORPORATION

GENERAL PROVISIONS—TIME AND MATERIALS
COMMERCIAL SUBCONTRACT/PURCHASE ORDERS

1.	Acceptance of Contract/Terms and Conditions
2.	Applicable Laws
3.	Assignment
4.	Changes
5.	Contract Direction
6.	Default
7.	Definitions
8.	Disputes
9.	Electronic Contracting
10	Export Control
11.	Extras
12.	Furnished Property
13.	Gratuities/Kickbacks
14.	Independent Contractor Relationship and Seller Personnel
15.	Information of Lockheed Martin
16.	Information of Seller
17.	Inspection and Acceptance
18.	Insurance/Entry on Lockheed Martin Property
19.	Intellectual Property
20.	Maintenance of Records
21.	New Materials
22.	Offset Credit/Cooperation
23.	Packing and Shipment
24.	Payments, Taxes, and Duties
25.	Precedence
26.	Quality Control System
27.	Release of Information
28.	Severability
29.	Stop Work
30.	Survivability
31.	Termination for Convenience
32.	Timely Performance
33.	Waivers, Approvals, and Remedies
34.	Warranty

1.     ACCEPTANCE OF CONTRACT/TERMS AND CONDITIONS

  (a)
  This Contract integrates, merges, and supersedes any prior offers, negotiations, and agreements concerning the subject matter hereof and, together with Exhibits, Attachments and any Task Order(s) issued hereunder, constitutes the entire agreement between the parties.

  (b)
  SELLER's acknowledgment, acceptance of payment, or commencement of performance, shall constitute SELLER's unqualified acceptance of this Contract.

  (c)
  Additional or differing terms or conditions proposed by SELLER or included in SELLER's acknowledgment are objected to by LOCKHEED MARTIN and have no effect unless expressly accepted in writing by LOCKHEED MARTIN.

2.     APPLICABLE LAWS

  (a)
  This Contract shall be governed by and construed in accordance with the laws of the State from which this Contract is issued, excluding its choice of law rules. SELLER agrees to comply with all applicable laws, orders, rules, regulations, and ordinances. SELLER shall procure all licenses/permits, pay all fees, and other required charges, and shall comply with all guidelines and directives of any local, state, and/or federal governmental authority.

  (b)
  SELLER represents that each chemical substance constituting or contained in Work sold or otherwise transferred to LOCKHEED MARTIN hereunder is on the list of chemical substances compiled and published by the Administrator of the Environmental Protection Administration pursuant to the Toxic Substances Control Act (15 U.S.C. Sec. 2601 et seq.) as amended.

  (c)
  SELLER shall provide to LOCKHEED MARTIN with each delivery any Material Safety Data Sheet applicable to the Work in conformance with and containing such information as required by the Occupational Safety and Health Act of 1970 and regulations promulgated thereunder, or its State approved counterpart.

  (d)
  SELLER shall be responsible for compliance with all requirements and obligations relating to its employees under all local, state, and federal statutes, ordinances, rules, and obligations including, but not limited to, employer's obligations under laws relating to: income tax withholding and reporting; civil rights; equal employment opportunity; discrimination on the basis of age, sex, race, color, religion, disability, national origin, or veteran status; overtime; minimum wage; social security contribution and withholding; unemployment insurance; employer's liability insurance; worker's compensation; veteran's rights; and all other employment, labor, or benefits related laws.

  (e)
  SELLER shall comply with Occupational Safety and Health Act of 1970, as amended. SELLER shall notify LOCKHEED MARTIN promptly in writing if a charge of noncompliance with the Act has been filed against SELLER in connection with SELLER's services performed hereunder on premises owned, leased or operated by LOCKHEED MARTIN.

3.     ASSIGNMENT

  Any assignment of SELLER's Contract rights or delegation of SELLER's duties shall be void, unless prior written consent is given by LOCKHEED MARTIN, SELLER may assign rights to be paid amounts due, or to become due, to a financing institution if LOCKHEED MARTIN is promptly furnished a signed copy of such assignment reasonably in advance of the due date for payment of any such amounts. Amounts assigned shall be subject to setoff or recoupment for any present or future claims of LOCKHEED MARTIN against SELLER. LOCKHEED MARTIN shall have the right to make settlements and/or adjustments in price without notice to say assignee.

4.     CHANGES.

  (a)
  The LOCKHEED MARTIN Procurement Representative may at any time, by written notice of LOCKHEED MARTIN and written acceptance of SELLER, and without notice to sureties or assignees, make changes within the general scope of this Contract in any one or more of the following: (i) description of services; (ii) drawings, designs, or specifications; (iii) method of shipping or packing; (iv) place of inspection, acceptance, or point of delivery; (v) time of performance; and (vi) place of performance.

  (b)
  If any such change causes a change in the labor mix, or the time required for performance of any part of this Contract, SELLER may request an equitable adjustment in this Contract price and/or delivery schedule.

  (c)
  SELLER must request any equitable adjustment within three working (3) days from the date of receipt of the written change order. If the SELLER's proposal includes the cost of property made obsolete or excess by the change, LOCKHEED MARTIN shall have the right to prescribe the manner of disposition of the property.

  (d)
  Failure to agree to any adjustment shall be received in accordance with the "Disputes" clause of this Contract. However, nothing contained in this "Changes" clause shall excuse SELLER from proceeding without delay in the performance of this Contract as changed.

5.     CONTRACT DIRECTION

  (a)
  Only the LOCKHEED MARTIN Procurement Representative has authority to make changes in or amendments to this contract. Changes and amendments must be in writing.

  (b)
  LOCKHEED MARTIN engineering and technical personnel may from time to time render assistance or give technical advice or discuss or effect an exchange of information with SELLER's personnel concerning the Work hereunder. No such action shall be deemed to be a change under the "Changes" clause of this Contract and shall not be the basis for equitable adjustment.

  (c)
  Each party shall appoint and identify to the other party a Technical Representative(s) who shall be responsible for maintaining liaison between the parties.

  (d)
  Except as otherwise provided herein, all notices to be furnished by the SELLER shall be sent to the LOCKHEED MARTIN Procurement Representative.

6.     DEFAULT

  (a)
  LOCKHEED MARTIN, by written notice, may terminate this Contract for default, in whole or in part, if SELLER fails to comply with any of the terms of this Contract, fails to make progress so as to endanger performance of this Contract, or fails to provide adequate assurance of future performance. SELLER shall have ten (10) days (or such longer period as LOCKHEED MARTIN may authorize in writing) to provide a plan to cure any such failure after receipt of notice from LOCKHEED MARTIN. Default involving performance schedule delays shall not be subject to the cure provision.

  (b)
  SELLER shall be compensated only for Work actually delivered and accepted. LOCKHEED MARTIN may require SELLER to deliver to LOCKHEED MARTIN any supplies and materials, manufacturing materials, and manufacturing drawings that SELLER has specifically produced or acquired for the terminated portion of this Contract. LOCKHEED MARTIN and SELLER shall agree on the amount of payment for these other deliverables.

  (c)
  SELLER shall continue all Work not terminated.

  (d)
  In the event of a termination for default, SELLER shall be liable to LOCKHEED MARTIN for cover costs, in addition to LOCKHEED MARTIN's other rights and remedies at law or in equity.

  (e)
  If after termination under paragraph (a), it is determined that SELLER was not in default, such termination shall be deemed a Termination for Convenience.

7.     DEFINITIONS

  The following terms shall have the meanings set forth below:

  (a)
  "Contract" means the instrument of contracting, such as "PO", "Purchase Order", or "Task Order", issued hereunder, or other such type designation, including all referenced documents, exhibits, and attachments. If these terms and conditions are incorporated into a "master" agreement that provides for releases, (in the form of a Task Order or other such document) the term "Contract" shall also mean the release document for the Work to be performed.

  (b)
  "LOCKHEED MARTIN" means Lockheed Martin Corporation, acting through its companies, or business units, as identified on the face of this Contract. If a subsidiary or affiliate of Lockheed Martin Corporation is identified on the face of this Contract, then "LOCKHEED MARTIN" means that subsidiary or affiliate.

  (c)
  "LOCKHEED MARTIN Procurement Representative" means a person authorized by Lockheed Martin's cognizant procurement organization to administer and/or execute this Contract.

  (d)
  "PO" or "Purchase Order" means this Contract.

  (e)
  "SELLER" means the party identified on the face of this Contract with whom LOCKHEED MARTIN is contracting.

  (f)
  "Task Order" means a separate order issued under this Contract.

  (g)
  "Work" means all required labor, articles, materials, supplies, goods, and services constituting the subject matter of this Contract.

8.     DISPUTES

  All disputes under this Contract which are not disposed of by mutual agreement may be decided by recourse to an action at law or in equity. Until final resolution of any dispute hereunder, SELLER shall diligently proceed with the performance of this Contract as directed by LOCKHEED MARTIN.

9.     ELECTRONIC CONTRACTING

  The parties agree that if this Contract is transmitted electronically neither party shall contest the validity of this Contract, or any Acknowledgement thereof, on the basis that this Contract or Acknowledgement contains an electronic signature.

10.   EXPORT CONTROL

  (a)
  SELLER agrees to comply with all applicable U.S. export control laws and regulations, specifically including, but not limited to, the requirements of the Arms Export Control Act, 22 U.S.C. 2751-2794, including the International Traffic in Arms Regulation (ITAR), 22 C.F.R. 120 et seq.; and the Export Administration Act, 50 U.S.C. app. 2401-2420, including the Export Administration Regulations, 15 C.F.R. 730-774; including the requirement for obtaining any export license or agreement, if applicable. Without limiting the foregoing, SELLER agrees that it will not transfer any export controlled item, data, or services, to include transfer to foreign persons employed by or associated with, or under contract to SELLER or SELLER's lower-tier suppliers, without the authority of an export license, agreement, or applicable exemption or exception.

  (b)
  SELLER agrees to notify LOCKHEED MARTIN if any deliverable under this Contract is restricted by export control laws or regulations.

  (c)
  SELLER shall immediately notify the LOCKHEED MARTIN Procurement Representative if SELLER is, or becomes, listed in any Denied Parties List or if SELLER's export privileges are otherwise denied, suspended or revoked in whole or in part by any U.S. Government entity or agency.

  (d)
  If SELLER is engaged in the business of either exporting or manufacturing (whether exporting or not) defense articles or furnishing defense services, SELLER represents that it is registered with the Office of Defense Trade Controls, as required by the ITAR, and it maintains an effective export/import compliance program in accordance with the ITAR.

  (e)
  Where SELLER is a signatory under a LOCKHEED MARTIN export license or export agreement (e.g., TAA, MLA), SELLER shall provide prompt notification to the LOCKHEED MARTIN Procurement Representative in the event of changed circumstances including, but not limited to, ineligibility, a violation or potential violation of the ITAR, and the initiation or existence of a U.S. Government investigation, that could affect the SELLER's performance under this Contract.

  (f)
  SELLER shall be responsible for all losses, costs, claims, causes of action, damages, liabilities and expense, including attorneys' fees, all expense of litigation and/or settlement, and court costs, arising from any act or omission of SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, in the performance of any of its obligations under this clause.

11.   EXTRAS

  Work shall not be supplied in excess of quantities specified in this Contract. SELLER shall be liable for handling charges and return shipment costs for any excess quantities.

12.   FURNISHED PROPERTY

  (a)
  LOCKHEED MARTIN may provide to SELLER property owned by either LOCKHEED MARTIN or its customer (Furnished Property).

  (b)
  Title to Furnished Property shall remain in LOCKHEED MARTIN or its customer. SELLER shall clearly mark (if not so marked) all Furnished Property to show its ownership.

  (c)
  Except for reasonable wear and tear, SELLER shall be responsible for, and shall promptly notify LOCKHEED MARTIN of, any loss or damage. Without additional charge, SELLER shall manage, maintain, and preserve Furnished Property in accordance with good commercial practice.

  (d)
  At LOCKHEED MARTIN's request, and/or upon completion of this Contract, the SELLER shall submit, in an acceptable form, inventory lists of Furnished Property and shall deliver or make such other disposal as may be directed by LOCKHEED MARTIN.

13.   GRATUITIES/KICKBACKS

  No gratuities (in the form of entertainment, gifts, or otherwise) or kickbacks shall be offered or given by SELLER, to any employee of LOCKHEED MARTIN for the purpose of obtaining or rewarding favorable treatment as a supplier.

14.   INDEPENDENT CONTRACTOR RELATIONSHIP AND SELLER PERSONNEL

  (a)
  SELLER's relationship to LOCKHEED MARTIN shall be that of an Independent Contractor and this Contract does not create an agency, partnership, or joint venture relationship between LOCKHEED MARTIN and SELLER or LOCKHEED MARTIN and SELLER personnel. Personnel supplied by SELLER hereunder shall be deemed employees of SELLER and shall not for any purposes be considered employees or agents of LOCKHEED MARTIN. SELLER assumes full responsibility for the actions and supervision of such personnel while performing services under this Contract. LOCKHEED MARTIN assumes no liability for SELLER personnel.

  (b)
  SELLER shall inform LOCKHEED MARTIN if a former employee of LOCKHEED MARTIN or its parent or any subsidiary will be assigned Work under this Contract, and any such assignment shall be subject to LOCKHEED MARTIN approval.

  (c)
  Nothing contained in this Contract shall be construed as granting to SELLER or any personnel of SELLER rights under any LOCKHEED MARTIN benefit plan.

  (d)
  SELLER will ensure that SELLER personnel assigned to work on LOCKHEED MARTIN's or Customer's premises comply with any on-premises guidelines and: (i) do not bring weapons of any kind onto LOCKHEED MARTIN's or Customer's premises; (ii) do not manufacture, sell, distribute, possess, use or be under the influence of controlled substances or alcoholic beverages while on LOCKHEED MARTIN's or Customer's premises; (iii) do not possess hazardous materials of any kind on LOCKHEED MARTIN's or Customer's premises without LOCKHEED MARTIN's authorization; (iv) remain in authorized areas only; (v) will not conduct any non-LOCKHEED MARTIN related business activities (such as interviews, hirings, dismissals or personal solicitations) on LOCKHEED MARTIN's or Customer's premises, (vi) will not send or receive non-LOCKHEED MARTIN related mail through LOCKHEED MARTIN's or Customer's mail systems; and (vii) will not sell, advertise or market any products or memberships, distribute printed, written or graphic materials on LOCKHEED MARTIN's or Customer's premises without LOCKHEED MARTIN's written permission or as permitted by law.

  (e)
  All persons, property, and vehicles entering or leaving LOCKHEED MARTIN's or Customer's premises are subject to search.

  (f)
  SELLER will promptly notify LOCKHEED MARTIN and provide a report of any accidents or security incidents involving loss of or misuse or damage to LOCKHEED MARTIN's or Customer's intellectual or physical assets, and all physical altercations, assaults, or harassment.

  (g)
  SELLER must coordinate with LOCKHEED MARTIN access to LOCKHEED MARTIN's or Customer's premises.

  (h)
  SELLER personnel: (i) will not remove LOCKHEED MARTIN or Customer assets from LOCKHEED MARTIN's or Customer's premises without LOCKHEED MARTIN authorization; (ii) will use LOCKHEED MARTIN or Customer assets only for purposes of this Contract; (iii) will only connect with, interact with or use computer resources, networks, program, tools or routines that LOCKHEED MARTIN agrees are needed to provide services; and (iv) will not share or disclose user identifiers, passwords, cipher keys or computer dial port telephone numbers. LOCKHEED MARTIN may periodically audit SELLER's data residing on LOCKHEED MARTIN's or Customer's information assets.

  (i)
  LOCKHEED MARTIN may, at its sole discretion, have SELLER remove any specified employee of SELLER from LOCKHEED MARTIN's premises and request that such employee not be reassigned to any LOCKHEED MARTIN premises under this Contract.

  (j)
  SELLER shall provide LOCKHEED MARTIN any information about SELLER's personnel that LOCKHEED MARTIN is required by law to obtain, including information on "leased employees" and "management services organization" as these terms are used in Secs. 414(m), (n), and (o) of the Internal Revenue Code.

  (k)
  Violation of this clause may result in termination of this Contract in addition to any other remedy available to LOCKHEED MARTIN at law or in equity. SELLER shall reimburse LOCKHEED MARTIN or Customer for any unauthorized use of LOCKHEED MARTIN or Customer assets.

  (l)
  SELLER shall advise the LOCKHEED MARTIN Procurement Representative of any unauthorized direction or course of conduct.

  (m)
  SELLER shall be responsible for all losses, costs, claims, causes of action, damages, liabilities, and expenses, including attorneys' fees, all expenses of litigation and/or settlement, and court costs, arising from any act or omission of SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, in the performance of any of its obligations under this Contract.

  (n)
  SELLER shall indemnify and hold harmless LOCKHEED MARTIN from and against any actual or alleged liability, loss, costs, damages, fees of attorneys, and other expenses which LOCKHEED MARTIN may sustain or incur in consequence of (i) SELLER's failure to pay any employee for the Work rendered ender this Contract, or (ii) any claims made by SELLER's personnel against LOCKHEED MARTIN.

15.   INFORMATION OF LOCKHEED MARTIN

  (a)
  SELLER shall not reproduce or disclose any information, knowledge, or data of LOCKHEED MARTIN that SELLER may receive from LOCKHEED MARTIN or have access to, including proprietary or confidential information of LOCKHEED MARTIN or of others when in possession of LOCKHEED MARTIN (hereinafter LOCKHEED MARTIN INFORMATION), without the prior written consent of LOCKHEED MARTIN.

  LOCKHEED MARTIN INFORMATION includes, but is not limited to, business plans, marketing information, cost estimates, forecasts, bid and proposal data, financial data, formulae, compositions, products, processes, procedures, inventions, systems, or designs. SELLER agrees not to use any LOCKHEED MARTIN INFORMATION for any purposes except to perform this Contract or any other contract or agreement between LOCKHEED MARTIN and SELLER.

  (b)
  Prior to commencement of Work, SELLER shall have a written agreement with each of its employees performing services hereunder sufficient to enable SELLER to comply with this Clause.

  (c)
  LOCKHEED MARTIN INFORMATION provided to the SELLER remains the property of LOCKHEED MARTIN. Within thirty (30) days of the expiration or termination of this Contract or upon the request of LOCKHEED MARTIN, SELLER shall return or certify the destruction of all LOCKHEED MARTIN INFORMATION and any reproductions, and the SELLER shall promptly surrender all information or proprietary data developed by SELLER in performance of this Contract, unless its retention is authorized in writing by LOCKHEED MARTIN.

  (d)
  The provisions set forth above are in addition to any obligations contained in a proprietary information agreement between the parties.

16.   INFORMATION OF SELLER

  SELLER shall not provide any proprietary information to LOCKHEED MARTIN without prior execution of a proprietary information agreement by both parties.

17.   INSPECTION AND ACCEPTANCE

  (a)
  LOCKHEED MARTIN and its customer may inspect all Work at reasonable times and places. SELLER shall provide all information, facilities, and assistance necessary for safe and convenient inspection without additional charge.

  (b)
  No such inspection shall relieve SELLER of its obligations to furnish all Work in accordance with the requirements of this Contract. LOCKHEED MARTIN's final inspection and acceptance shall be at destination.

  (c)
  If SELLER delivers non-conforming Work, LOCKHEED MARTIN may, (i) accept all or part of such Work at an equitable price reduction; or (ii) reject such Work.

  (d)
  SELLER shall not re-tender rejected Work without disclosing the corrective action taken.

18.   INSURANCE/ENTRY ON LOCKHEED MARTIN PROPERTY

  (a)
  In the event that SELLER, its employees, agents, or subcontractors enter the site(s) of LOCKHEED MARTIN or its customers for any reason in connection with this Contract then SELLER and its subcontractors shall procure and maintain for the performance of this Contract worker's compensation, comprehensive general liability, bodily injury and property damage insurance in reasonable amounts, and such other insurance as LOCKHEED MARTIN may require. In addition, SELLER and its subcontractors shall comply with all site requirements. SELLER shall provide LOCKHEED MARTIN thirty (30) days advance written notice prior to the effective date of any cancellation or change in the term or coverage of any of SELLER's required insurance, provided however such notice shall not relieve SELLER of its obligations to procure and maintain the required insurance. If requested, SELLER shall send a "Certificate of Insurance" showing SELLER's compliance with these requirements. SELLER shall name LOCKHEED MARTIN as an additional insured for the duration of this Contract. Insurance maintained pursuant to this clause shall be considered primary as respects the interest of LOCKHEED MARTIN and is not contributory with any insurance which LOCKHEED MARTIN may carry. "Subcontractor" as used in this clause shall include SELLER's subcontractors at any tier. SELLER'S obligations for procuring and maintaining insurance coverages are freestanding and are not affected by any other language in this Contract.

  (b)
  SELLER shall indemnify and hold harmless LOCKHEED MARTIN, its officers, employees, and agents from any losses, costs, claims, causes of action, damages, liabilities, and expenses, including attorneys' fees, all expenses of litigation and/or settlement, and court costs, by reason of property damage or loss or personal injury to any person caused in whole or in part by the actions or omissions of SELLER, its officers, employees, agents, suppliers, or subcontractors.

19.   INTELLECTUAL PROPERTY

***

***
Confidential Information Omitted and Filed Separately with the Securities and Exchange Commission

20.   MAINTENANCE OF RECORDS

  (a)
  SELLER shall maintain complete and accurate records in accordance with generally accepted accounting principles to substantiate SELLER's charges hereunder. Such records shall include, but not be limited to, applicable time sheets, job cards, phone bills, travel receipts and job summaries. SELLER shall retain such records for three (3) years from final payment of this Contract.

  (b)
  LOCKHEED MARTIN shall have access to such records, and any other records SELLER is required to maintain under this Contract, for the purpose of audit during normal business hours, upon reasonable notice for so long as such records are required to be retained.

21.   NEW MATERIALS

  The Work to be delivered hereunder shall consist of new materials, not used, or reconditioned, remanufactured or of such age as to impair its usefulness or safety.

22.   OFFSET CREDIT/COOPERATION

  This Contract has been entered into in direct support of LOCKHEED MARTIN's international offset programs. All offset benefit credits resulting from this Contract are the sole property of LOCKHEED MARTIN to be applied to the offset program of its choice. SELLER agrees to assist LOCKHEED MARTIN in securing appropriate offset credits from the respective country government authorities.

23.   PACKAGING AND SHIPMENT

  (a)
  Unless otherwise specified, all Work is to be packed in accordance with good commercial practice.

  (b)
  A complete packing list shall be enclosed with all shipments. SELLER shall mark containers or packages with necessary lifting, loading, and shipping information, including the LOCKHEED MARTIN Contract number, item number, dates of shipment, and the names and addresses of consignor and consignee. Bills of lading shall include this Contract number.

  (c)
  Unless otherwise specified, delivery shall be FOB Place of Shipment.

24.   PAYMENT, TAXES, AND DUTIES

  (a)
  Payment to SELLER shall be made upon the basis of invoices submitted in such form and detail as Lockheed Martin may require. LOCKHEED MARTIN shall make payment within thirty (30) days after receipt and approval of such invoices.

  (b)
  Payment for labor shall be computed by multiplying the appropriate hourly rate(s), set forth in this Contract by the number of direct labor hours performed. Rates shall include wages, overhead, general and administrative expense, and profit. Fractional parts of an hour shall be payable on a prorated basis.

  (c)
  No overtime will be paid by LOCKHEED MARTIN unless approved in advance by the LOCKHEED MARTIN Procurement Representative. If no overtime rates are provided in this Contact, overtime rates will be negotiated.

  (d)
  Reimbursable costs in connection with lower-tier subcontracts shall be limited to the amounts actually paid by SELLER to low-tier subcontractors.

  (e)
  SELLER shall procure required materials at the most advantageous prices available. Cash and trade discounts, rebates, allowances, credits, and other amounts, which have been accrued to the benefit of SELLER, are for the account of LOCKHEED MARTIN. All residual material valued at greater than $2,000 (two thousand) per item shall belong to LOCKHEED MARTIN who shall provide disposition instructions to the SELLER.

  (f)
  LOCKHEED MARTIN may audit invoices and substantiating books and records as LOCKHEED MARTIN deems necessary. Each payment shall be subject to reduction to the extent found by LOCKHEED MARTIN not to have been properly payable. Contractor shall promptly advise LOCKHEED MARTIN if it becomes aware of an overpayment.

25.   PRECEDENCE

  Any inconsistencies in this Contract shall be resolved in accordance with the following descending order of precedence: (i) Face of the Purchase Order and/or Task Order, release document, or schedule (including any continuation sheets), as applicable, including any special terms and conditions; (ii) This CORPDOC; and (iii) Statement of Work.

26.   QUALITY CONTROL SYSTEM

  (a)
  SELLER shall provide and maintain a quality control system to an industry recognized Quality Standard and in compliance with any other specific quality requirements identified in this Contract.

  (b)
  Records of all quality control inspection work by SELLER shall be kept complete and available to LOCKHEED MARTIN and its customers.

27.   RELEASE OF INFORMATION

  n/a

28.   SEVERABILITY

  Each paragraph and provision of this Contract is severable, and if one or more paragraphs or provision are declared invalid, the remaining paragraphs and provisions of this Contract will remain in full force and effect.

29.   STOP WORK

  (a)
  n/a

  (b)
  LOCKHEED MARTIN shall either terminate in accordance with the provisions of this Contract or continue the Work by written notice to SELLER. In the event of a continuation, an equitable adjustment in accordance with the principles of the "Changes" clause shall be made to the price, delivery schedule, or other provision(s) affected by the Work stoppage, if applicable, provided that the claim for equitable adjustment is made within thirty (30) days after date of notice to continue.

30.   SURVIVABILITY

  If this Contract expires, is complete, or is terminated, SELLER shall not be relieved of those obligations contained in the following provisions:

    Applicable Laws
    Electronic Contracting
    Export Control
    Independent Contractor Relationship and Seller Personnel
    Information of LOCKHEED MARTIN

    Information/Entry on LOCKHEED MARTIN Property
    Intellectual Property
    Maintenance of Records
    Release of Information
    Warranty

31.   TERMINATION FOR CONVENIENCE

  (a)
  Lockheed Martin may terminate part or all of this Contract for its convenience by giving written notice to SELLER.

  (b)
  Upon termination, in accordance with LOCKHEED MARTIN's written direction, SELLER will immediately: (i) Cease work; (ii) Prepare and submit to LOCKHEED MARTIN an itemization of all completed and partially completed deliverables and services; (iii) Deliver to LOCKHEED MARTIN deliverables satisfactorily completed up to the date of termination at the agreed upon prices in the relevant statement of work; and (iv) Deliver upon request any Work in process. In the event LOCKHEED MARTIN terminates for its convenience after performance has commenced, LOCKHEED MARTIN will compensate SELLER for the actual, allowable, and reasonable expenses incurred by SELLER for Work in process up to and including the date of termination provided SELLER uses reasonable efforts to mitigate LOCKHEED MARTIN's liability under this clause.

  (c)
  In no event shall LOCKHEED MARTIN be liable for lost or anticipated profits, unabsorbed indirect costs or overhead, or for any sum in excess of the total Contract price. SELLER's termination claim shall be submitted within ninety (90) days from the effective date of the termination.

  (d)
  SELLER shall continue all Work terminated.

32.   TIMELY PERFORMANCE

  (a)
  SELLER's timely performance is a critical element of this Contract.

  (b)
  Unless advance shipment has been authorized in writing by LOCKHEED MARTIN, LOCKHEED MARTIN may store at SELLER's expense, or return, shipping charges collect, all Work received in advance of the scheduled delivery date.

  (c)
  If SELLER becomes aware of difficulty in performing the Work, SELLER shall timely notify LOCKHEED MARTIN, in writing, giving pertinent details. This notification shall not change any performance schedule.

  (d)
  In the event of a termination for convenience or change, no claim will be allowed for any manufacture or procurement in advance of SELLER's normal flow time unless there has been prior written consent by LOCKHEED MARTIN.

33.   WAIVERS, APPROVALS, AND REMEDIES

  (a)
  Failure by LOCKHEED MARTIN to enforce any of the provisions of this Contract shall not be construed as a waiver of the requirements of such provisions, or as a waiver of the right of LOCKHEED MARTIN thereafter to enforce each such provision.

  (b)
  LOCKHEED MARTIN's approval of documents shall not relieve SELLER of its obligation to comply with the requirements of this Contract.

  (c)
  The rights and remedies of LOCKHEED MARTIN in this Contract are cumulative and in addition to any other rights and remedies provided by law or in equity.

34.   WARRANTY

  (a)
  SELLER warrants that it is and shall remain free of any obligation or restriction which would interfere or be inconsistent with or present a conflict of interest concerning the Work to be furnished by SELLER under this Contract.

  (b)
  SELLER warrants that it will perform the services under this Contract with the degree of high professional skill and sound practices and judgment which is normally exercised by recognized professional firms with respect to services of a similar nature.

  (c)
  SELLER warrants that all Work furnished pursuant to this Contract shall strictly conform to applicable specifications, drawings, samples, descriptions, and other requirements of this Contract and be free from defects in design, material, and workmanship, keeping in mind that a fabricated prototype is not a "finished" product by definition. This warranty shall begin upon final acceptance and extend for a period of one (1) year. If any nonconforming Work is identified within the warranty period, SELLER at LOCKHEED MARTIN's option, shall promptly repair, replace, or reperform the non-conforming Work. Transportation of replacement Work, return of non-conforming Work, and reperformance of Work shall be at SELLER', expense. If repair, or replacement, or reperformance of Work is not timely, LOCKHEED MARTIN may elect to return, reperform, or repair, replace, or reprocure the Work at SELLER's expense. All warranties shall run to LOCKHEED MARTIN and its customers.

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Confidential Information Omitted and Filed Separately with the Securities and Exchange Commission

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  Exhibit 10.12